Exhibit 99.1

Investor Presentation March 2021

Disclaimer This presentation contains forward-looking statements about Palomar Holdings, Inc.(the “Company”). These statements involve known and unknown risks that relate to the Company’s future events or future financial performance and the actual results could differ materially from those discussed in this presentation. This presentation also includes financial measures which are not prepared in accordance with generally accepted accounting principles (“GAAP”). For a description of these non-GAAP financial measures and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP, please see the appendix to this present. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as ‘‘may’’, ‘‘will’’, ‘‘should’’, ‘‘expects’’, ‘‘plans’’, ‘‘anticipates’’, ‘‘could’’, ‘‘intends’’, ‘‘target’’, ‘‘projects’’, ‘‘contemplates’’, ‘‘believes’’, ‘‘estimates’’, ‘‘predicts’’, ‘‘would’’, ‘‘potential’’ or ‘‘continue’’ or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, plans or intentions. These forward-looking statements include, among others, statements relating to our future financial performance, our business prospects and strategy, anticipated financial position, liquidity and capital needs and other similar matters. These forward-looking statements are based on management’s current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Such risks and uncertainties include, among others, future results of operations; financial position; the impact of the ongoing and global COVID-19 pandemic; general economic, political and other risks, including currency and stock market fluctuations and uncertain economic environment; the volatility of the trading price of our common stock; and our expectations about market trends. The Company may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on the Company’s forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements the Company makes. While the Company may elect to update these forward-looking statements at some point in the future, the Company has no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this presentation. Additional risks and uncertainties relating to the Company and its business can be found in the "Risk Factors" section of Palomar Holdings, Inc.’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, and other filings with the United States Securities and Exchange Commission. 2

Company Overview

TRACK RECORD OF DELIVERING STRONG GROWTH AND CONTINUED PROFITABILITY

Specialty insurer focused on addressing underserved, mispriced markets

Products serving residential and commercial clients include earthquake, wind and flood insurance

Sophisticated risk transfer strategy limits exposure to major events and reduces earnings volatility

Analytically driven underwriting and flexible products

A.M. Best "A- (Excellent)" FSC group rating, nationwide scope through Palomar Excess and Surplus Insurance Company ("PESIC") and admitted insurer in 32 states

Committed to environmental, social, governance, diversity and inclusion initiatives

NASDAQ: PLMR Q4/YE 2020 HIGHLIGHTS

- ☑ 2020 GWP of $354.4 million, up 41% versus 2019
  - Q4 GWP of $96.1 million, up 31% versus Q4 of 2019
  - 2020 GWP of $29.5 million via PESIC
- ☑ 2020 adjusted net income(1) of $8.9 million
- ☑ 2020 adjusted combined ratio excluding catastrophe losses (1) of 67.5%
- ☑ 2020 adjusted ROE (1) of 3.0% (includes cat losses)
- ☑ 2020 premium retention above 87% overall across all product lines
- ☑ Q4 average rate increase of 16% on commercial renewals
- ☑ Published inaugural Sustainability & Citizenship Report

(1)-This is a non-GAAP metric. See non-GAAP reconciliation on pages 22, 23, and 24

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Palomar

Recent Developments 4 • Q4 GWP of $96.1 million, up 31% versus Q4 of 2019 • Launched four new products via PESIC and an admitted Real Estate E&O offering • Updated 2021 adjusted net income guidance: $62 to $67 million CONTINUED GROWTH • Newly launched PESIC grew 128% sequentially during Q4 • Entered several new partnerships via PSIC & PESIC: Residential Earthquake (Travelers), Residential Flood, Builder’s Risk, and Excess Liability • Acquired the renewal rights to Geovera’s book of Hawaiian Residential Hurricane business UNDERWRITING RISK TRANSFER STRATEGIC INITIATIVES • Exited admitted Commercial All Risk and Louisiana Specialty Homeowners • Actions taken would have reduced 2020 wind season gross losses by 70% • Transitioned focus to E&S in select markets with strengthened underwriting guidelines • Off-coast, reduced limits | Targeting layered and shared business • Commercial and residential quota shares will protect against material losses from Winter Storm Uri • Secured $25 million of aggregate XOL limit for all perils, effective prior to next storm season • Torrey Pines Re Cat Bond currently in the market; seeking to place $300M of limit, earthquake only

Palomar Excess and Surplus Insurance Company

PESIC HIGHLIGHTS

- Launched in June 2020, began writing business during Q3
- Received A- (Excellent) FSC IX by A.M. Best in July 2020
- 2020 GWP of $29.5 million; 128% sequential growth in Q4
- Achievement of national recognition by surplus lines associations
- Primary lines of business: Commercial Earthquake, Commercial All Risk and Inland Marine
- New lines of business announced in 2021: Builder's Risk and Excess Liability
- Actively writing in-house business as well as through select program administrators
- Continued robust program pipeline

Palomar Geographic Footprint



WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
NH
ME
MA
RI
CT
NJ
DE
MD
AK
HI
PESIC Only
PSIC Only
PESIC & PSIC
Pending Approval

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Palomar

Investment Highlights 6

Analytically Driven Underwriting 7 Only 3 Pricing Zones Leading Competitor Over 23,000 Pricing Points Lower Rate Higher Rate Palomar • Broad appetite to underwrite specialty risks within both admitted and surplus lines markets •“Write what we know” • Avoid exposures that are overly complex • Proprietary granular data modeling drives analytical pricing • Ability to adapt quickly to market conditions • Adherence to strict underwriting guidelines • Fee income generated by underwriting on the behalf of other insurance companies CASE STUDY: WA PRICING MODEL PLMR vs LEADING COMPETITOR UNDERWRITING STRATEGY

Scalable Proprietary Operating Platform 8 OPERATING WITHOUT THE BURDEN OF LEGACY IT SYSTEMS Modern technology platform driving competitive advantage Scalable platform reduces operating costs & improves efficiency Seamless communication with partner carriers and reinsurers Better service to policyholders and producers • Integration between pricing models, policy administration and analytics • Technology systems built for automation and efficiency • API development for partners with Palomar Automated Submission System (PASS) • Real-time data & event reporting • Enterprise-grade stability      Ability to rapidly quote and bind policies

Adaptive Specialty Products 9 Residential Earthquake Commercial Earthquake Hawaii Hurricane Commercial All Risk Specialty Homeowners Inland Marine Residential Flood Other 2020 GWP: $354M 40% 17% 4% 15% 14% 4% 2% 4%

Multiple Dimensions of Growth 10 EXPANSION SINCE INCEPTION (ANNUAL GWP IN $M) 2014 2015 2016 2017 2018 2019 2020 PSIC GWP PESIC GWP $120M $82M $55M $17M $252M $155M $354M DIVERSIFICATION OF BUSINESS MIX (QUARTERLY GWP IN $M) $33 $37 $40 $44 $54 $58 $66 $73 $72 $84 $103 $96 $0 $15 $30 $45 $60 $75 $90 $105 Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Residential Earthquake Commercial Earthquake Commercial All Risk Specialty Homeowners Inland Marine Hawaii Hurricane Residential Flood Other $29.5M

11 ABILITY TO CAPITALIZE ON AN ATTRACTIVE COMMERCIAL RATE ENVIROMENT AND RETAIN POLICYHOLDERS Continued Opportunity within Commercial Markets 1. Includes Commercial Earthquake and Commercial All Risk product rate increases 2. Exited admitted Commercial All Risk in during Q4 2020 10.8% 12.1% 14.2% 14.1% 16.4% 6% 8% 10% 12% 14% 16% 18% Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Commercial Product Rate Increase(1) 93% 83% 87% 79% 89% 97% 0% 20% 40% 60% 80% 100% 120% Residential Earthquake Commercial Earthquake Commercial All Risk Specialty Homeowners Residential Flood Hawaii Hurricane 2020 Average Monthly Premium Retention by Product 87% Retention Across All Products (2) Current hard market has allowed Palomar to launch three new commercial products since Q4

Expanding Our Distribution Network 12 MULTIPLE SOURCES OF GROWTH AND THE FLEXIBILITY TO RAPIDLY CAPITALIZE ON CHANGING MARKET CONDITIONS • Primarily distribute commercial lines products • Control most of the premium within commercial property insurance • Much higher average premium than retail business • Distribution enhanced through scale and PESIC • Distribute admitted and surplus lines offerings • Harness the efficiency and scale of existing marketing and distribution infrastructures • Products ultimately sold directly by retailers and wholesalers • Over twenty insurance company partners • Companion offers for residential or commercial insurance products • Direct appointments with captive agents • Up to 100% reinsurance for existing and new risks RETAIL AGENTS WHOLESALE BROKERS PROGRAM ADMINISTRATORS CARRIER PARTNERSHIPS • Primarily distribute personal lines products • High retention rates and rate stability • Flexible products that are easier for agents to sell • Strong cross-selling opportunities • Granted direct access to PASS, our agency portal Unique distribution model, which leverages scalability and access to different markets

Leveraging Strategic Partnerships 13 BUILDING SCALE WITHIN NEW AND EXISTING MARKETS • 20+ strategic partnerships • Existing relationships validate the quality of our products, service offerings and systems • Highly scalable distribution model • Ability to quickly grow within new and existing markets • Recent partnerships include residential earthquake partnership with Travelers in Q1 ‘21 and flood partnership with Torrent (Marsh) in Q4 ‘20

Enhanced Risk Transfer Program • Total coverage up to $1.4 billion for earthquake events and $600 million for wind events • $10 million event retention in place through June 1, 2021; represents less than 3% of surplus • $1 million vertical co-participation in selected layers of the program • Reinstatement provisions facilitate cover for multiple events • $25 million of aggregate excess of loss reinsurance limit placed effective 4/1/2021; covers all perils • Highly diversified and robust reinsurance panel with over 90 highly rated reinsurers • Utilize quota share reinsurance to further mitigate the impact of losses on underwriting results 14 CURRENT REINSURANCE PROGRAM (1) 1. Historical scenarios are modeled using the in-force portfolio as of December 31, 2020 2. Cat XOL Tower as of 12/31/20 Earthquake Only Earthquake + Wind Retention 1994 Northridge EQ ($852M) 1906 San Francisco EQ ($1.02B) $600M $10M $1.4B 1992 Hurricane Iniki ($250M)

Entrepreneurial and Experienced Management Team

DECADES OF INSURANCE, REINSURANCE, AND CAPITAL MARKETS EXPERTISE

MANAGEMENT OVERVIEW

NAME	EXPERIENCE (YRS)	PRIOR PROFESSIONAL EXPERIENCE
Mac Armstrong | CEO & Founder	20+	Arrowhead General Insurance Agency | Spectrum Equity | Alex. Brown & Sons
Heath Fisher | President & Co-Founder	20+	Guy Carpenter | John B. Collins Associates | E.W. Blanch Company
Jon Christianson | Chief Underwriting Officer	15+	Holborn Corporation | John B. Collins Associates | Guy Carpenter
Elizabeth Seitz | Chief Accounting Officer	25+	Personable General Insurance Agency | Arrowhead General Insurance Agency | PwC
Chris Uchida | Chief Financial Officer	20+	Arrowhead General Insurance Agency | PwC
Britt Morries | Chief Operating Officer	25+	Wellbeats | John B. Collins Associates | Aon
Jonathan Knutzen | Chief Risk Officer	20+	TigerRisk Partners | Holborn Corporation | Guy Carpenter
Michelle Johnson | Chief Talent & Diversity Officer	20+	Option One Mortgage | AMN Healthcare | Panasonic Avionics Corporation
Bill Bold | Chief Strategy Officer	30+	U.C. San Diego School of Global Policy & Strategy | Qualcomm
Angela Grant | Chief Legal Officer	30+	CSE Insurance Group | Hippo | GEICO

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Palomar

ESG Statement 16 ENVIRONMENTAL SOCIAL RESPONSIBILITY GOVERNANCE • Employees encouraged to work from home, reducing carbon footprint • Eliminated the use of disposable plastic water bottles in favor of filtered water dispensers in HQ • Addition of dual computer monitors to eliminate the need for printing • Inclusive workplace welcoming all people, regardless of race, ethnicity, sexual orientation, or gender identification • 40% of our team and 50% of our board of directors are women or members of underrepresented communities • Creation of DICE (Diversity, Inclusion, Community Engagement and Equality) Council • Allocating assets to Minority Depository Institution • Established ESG Committee of the board of directors in October 2020 • 83% of our board members are independent of management • The board of directors has adopted Corporate Governance guidelines that are focused on good governance practices and procedures PALOMAR FORMALLY ANNOUNCED ITS COMMITMENT TO ESG MATTERS IN DECEMBER 2020 CLICK TO VIEW

Financial Highlights 17

68% 71% 61% 57% 61% 18% 10% 2% 6% 7% 12% 7% 32% 86% 93% 70% 63% 100% 2016 2017 2018 2019 2020 Expenses Attritional Losses Cat Losses Proven Business Model 18 GROWTH PROFITABILITY SHAREHOLDER RETURNS Gross Written Premium ($M) Adjusted Return on Equity (1) Adjusted Combined Ratio (1) 1. This is a non-GAAP metric. See GAAP reconciliation on pages 22, 23 and 24 10% 5% 23% 24% 3% 2016 2017 2018 2019 2020 $82 $120 $155 $252 $354 2016 2017 2018 2019 2020

Full Year 2021 Guidance 19 FULL YEAR 2021 CURRENT OUTLOOK Adjusted net income(1) $62 to $67 million • Updated 2021 Outlook on February 24, 2021 within fourth quarter 2020 earnings release • Adjusted net income guidance considers the impact of Winter Storm Uri in Texas • Aggregate cover will establish a floor of approximately: ▪ 10% for adjusted return on equity ▪ 80% for adjusted combined ratio ▪ $39 million for adjusted net income

Appendix 20

Financial Highlights

Q4 2020 PERFORMANCE

- ☑ Top-line growth continues to be driven by new products, accelerating rate increases in commercial business, expansion of E&S footprint, and extension of distribution network
- ☑ GWP of $96.1 million, up 31% versus 2019
- ☑ Average monthly premium retention above 84% overall across all product lines
- ☑ 382% growth in Inland Marine
- ☑ 46% growth in Specialty Homeowners
- ☑ 42% growth in Residential Flood
- ☑ 30% growth in Hawaii Hurricane

In Thousands	Year Ended December 31,	
	2020	2019
Gross written premiums	$354,360	$251,961
Ceded written premium	(155,102)	(108,332)
Net written premiums	199,258	143,629
Net earned premiums	155,068	100,207
Commission and other income	3,295	2,671
Total underwriting revenues [1]	158,363	102,878
Losses and loss adjustment expenses	64,115	5,593
Acquisition expenses	64,041	37,259
Other underwriting expenses	34,074	51,299
Underwriting income (loss) [1]	(3,877)	8,727
Interest expense	-	(1,068)
Net investment income	8,612	5,975
Net realized and unrealized gains on investments	1,488	4,443
Income before income taxes	6,223	18,077
Income tax expense	(34)	7,456
Net income (loss)	$6,257	$10,621
Expenses associated with IPO, tax restructuring, secondary offerings, and one time cash incentive bonuses	708	3,007
Stock-based compensation expense	2,167	24,103
Expenses associated with retirement of debt	-	1,297
Expenses associated with catastrophe bond	399	-
Tax Impact	(664)	(1,149)
Adjusted net income [1]	$8,867	$37,879
Key Financial and Operating Metrics		
Return on equity	2.1%	6.7%
Adjusted return on equity [1]	3.0%	24.1%
Loss ratio	41.3%	5.6%
Expense ratio	61.2%	85.7%
Combined ratio	102.5%	91.3%
Adjusted combined ratio[1]	100.4%	63.3%
Diluted earnings per share	$0.24	$0.49
Diluted adjusted earnings per share[1]	$0.35	$1.73
Catastrophe losses[2]	50,986	-
Catastrophe loss ratio[1]	32.9%	-
Adjusted combined ratio excluding catastrophe losses[1]	67.5%	63.3%

1. *This is a non-GAAP metric. See GAAP reconciliation on pages 22, 23 and 24*
2. *Catastrophe losses above are shown before their tax impact.*

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Palomar

Reconciliation Of Non-GAAP Metrics Used In This Presentation 22 In Thousands Three Months Ended December 31, Year Ended December 31, 2020 2019 2020 2019 Gross earned premiums $86,191 $58,967 $301,457 $200,521 Ceded earned premiums (47,269) (27,979) (146,389) (100,314) Net earned premiums 38,922 30,988 155,068 100,207 Net earned premium ratio 45.2% 52.6% 51.4% 50.0% Total revenue $42,295 $34,623 168,463 $113,296 Net Investment income (2,325) (1,803) (8,612) (5,975) Net realized and unrealized gains on investments (245) (1,178) (1,488) (4,443) Underwriting Revenue $39,725 $31,642 $158,363 $102,878 Income (loss) before income taxes ($2,406) $14,415 $6,223 $18,077 Net investment income (2,325) (1,803) (8,612) (5,975) Net realized and unrealized gains on investments (245) (1,178) (1,488) (4,443) Interest expense --- 1,068 Underwriting Income ($4,976) $11,434 ($3,877) $8,727 Net income (loss) ($1,849) $10,880 $6,257 $10,621 Adjustments: Expenses associated with IPO, tax restructuring, secondary offerings and one-time incentive cash bonuses - 307 708 3,007 Stock-based compensation expense 710 426 2,167 24,103 Expenses associated with retirement of debt --- 1,297 Expenses associated with catastrophe bond -- 399 - Less: Tax impact (130) (155) (664) (1,149) Adjusted net income ($1,269) $11,458 $8,867 $37,879 Annualized adjusted net income (loss) ($5,076) $45,832 $8,867 $37,879 Average stockholders’ equity $362,804 $213,509 $291,135 $157,424 Annualized adjusted return on equity (1.4%) 21.5% 3.0% 24.1%

Reconciliation Of Non-GAAP Metrics Used In This Presentation 23 In Thousands Three Months Ended December 31, Year Ended December 31, 2020 2019 2020 2019 Numerator: Sum of Losses & LAE, acquisition expenses, and other underwriting expenses, net of commission and other income $43,898 $19,554 $158,945 $91,480 Denominator: Net earned premiums $38,922 $30,988 $155,068 $100,207 Combined Ratio 112.8% 63.1% 102.5% 91.3% Adjustments to numerator: Expenses associated with IPO, tax restructuring, secondary offerings, and one-time incentive cash bonuses -($307) ($708) ($3,007) Stock-based compensation expense (710) (426) (2,167) (24,103) Portion of expenses associated with retirement of debt classified as other underwriting expenses ---(897) Expenses associated with catastrophe bond --(399) - Adjusted combined ratio 110.0% 60.7% 100.4% 63.3% Adjusted net income (loss) ($1,269) $11,458 $8,867 $37,879 Weighted-average common shares outstanding, diluted 25,250,111 24,092,325 25,598,647 21,834,934 Diluted adjusted earnings per share ($0.05) $0.48 $0.35 $1.73 Numerator: Losses and Loss adjustment expenses $17,214 $2,195 $64,115 $5,593 Denominator: Net earned premiums $38,922 $30,998 $155,068 $100,207 Loss ratio 44.2% 7.1% 41.3% 5.6% Numerator: Catastrophe losses $14,474 - $50,986 - Denominator: Net earned premiums $38,922 $30,988 $155,068 $100,207 Catastrophe loss ratio 37.2% 0.0% 32.9% 0.0%

Reconciliation Of Non-GAAP Metrics Used In This Presentation 24 In Thousands Three Months end December 31, Year Ended December 31, 2020 2019 2020 2019 Numerator: Sum of losses and loss adjustment expenses, acquisition expenses, and other underwriting expenses, net of commission and other income $43,898 $19,554 $158,945 $91,480 Denominator: Net earned premiums $38,922 $30,988 $155,068 $100,207 Combined ratio 112.8% 63.1% 102.5% 91.3% Adjustments to numerator: Expenses associated with IPO, tax restructuring, secondary offerings, and one-time incentive cash bonuses -($307) ($708) ($3,007) Stock-based compensation expense (710) (426) (2,167) (24,103) Portion of expenses associated with retirement of debt classified as other underwriting expenses ---(897) Expenses associated with catastrophe bond --(399) - Catastrophe losses (14,474) -(50,986) - Adjusted combined ratio excluding catastrophe losses 73.8% 60.7% 67.5% 63.3% Net income (loss) ($1,849) $10,880 $6,257 $10,621 Adjustments: Expenses associated with IPO, tax restructuring, secondary offerings, and one-time incentive cash bonuses - 307 708 3,007 Stock-based compensation expense 710 426 2,167 24,103 Expenses associated with retirement of debt --- 1,297 Expenses associated with catastrophe bond -- 399 - Tax impact (130) (155) (664) (1,149) Adjusted net income ($1,269) $11,458 $8,867 $37,879

Theoretical Net Written Premium vs Net Earned Premium 25 Assumptions: Year 1 Year 2 Year 3 Q1-Q2 Year 3 Q3-Q4 Ceded Quota Share % 10% 10% 10% 10% XOL Annual Expense 8,000 10,000 12,000 22,000 Year 1 Q1 Year 1 Q2 Year 1 Q3 Year 1 Q4 Year 2 Q1 Year 2 Q2 Year 2 Q3 Year 2 Q4 Year 3 Q1 Year 3 Q2 Year 3 Q3 Year 3 Q4 Year 1 Year 2 Year 3 Gross written premium 5,000 5,000 5,000 5,000 6,000 9,000 9,000 8,000 8,000 20,000 14,000 15,000 20,000 32,000 57,000 Ceded written premium QS (500) (500) (500) (500) (600) (900) (900) (800) (800) (2,000) (1,400) (1,500) (2,000) (3,200) (5,700) Ceded written premium XOL (2,000) (2,000) (2,000) (2,000) (2,500) (2,500) (2,500) (2,500) (3,000) (3,000) (5,500) (5,500) (8,000) (10,000) (17,000) Net written premium 2,500 2,500 2,500 2,500 2,900 5,600 5,600 4,700 4,200 15,000 7,100 8,000 10,000 18,800 34,300 Ceded WP / GWP -50% -50% -50% -50% -52% -38% -38% -41% -48% -25% -49% -47% -50% -41% -40% NWP / GWP 50% 50% 50% 50% 48% 62% 62% 59% 53% 75% 51% 53% 50% 59% 60% QoQ Change in Ceded WP/GWP 0% 0% 0% -2% 14% 0% -3% -6% 23% -24% 3% 9% 1% Gross earned premium 625 1,875 3,125 4,375 5,125 5,750 6,750 7,625 8,250 9,875 11,875 13,375 10,000 25,250 43,375 Ceded earned premium QS (63) (188) (313) (438) (513) (575) (675) (763) (825) (988) (1,188) (1,338) (1,000) (2,525) (4,338) Ceded earned premium XOL (2,000) (2,000) (2,000) (2,000) (2,500) (2,500) (2,500) (2,500) (3,000) (3,000) (5,500) (5,500) (8,000) (10,000) (17,000) Net earned premium (1,438) (313) 813 1,938 2,113 2,675 3,575 4,363 4,425 5,888 5,188 6,538 1,000 12,725 22,038 Ceded EP / GEP -330% -117% -74% -56% -59% -53% -47% -43% -46% -40% -56% -51% -90% -50% -49% NEP / GEP -230% -17% 26% 44% 41% 47% 53% 57% 54% 60% 44% 49% 10% 50% 51% QoQ Change in Ceded EP/GEP 213% 43% 18% -3% 5% 6% 4% -4% 6% -16% 5% 40% 0% Diff Ceded EP/GEP & Ceded WP/GWP -280% -67% -24% -6% -7% -16% -9% -2% 1% -15% -7% -4% -40% -8% -9% The blue highlighted cells represent the change in Ceded EP/GEP on a sequential quarter over quarter basis in periods that we have increased our XOL limit and cost. XOL reinsurance purchases allow us to grow into the limit that we buy over the life of those contracts. We start expensing the XOL immediately when the new contracts go into effect. Assuming our GEP will continue to grow, our Ceded EP/GEP ratio at the beginning of any given contract represents the highest Ceded EP/GEP for that contract. The yellow highlighted sections show the calculation of Ceded XOL on a written and earned basis. The Ceded XOL on a written basis and on an earned basis are calculated the same.

Theoretical Net Written Premium vs Net Earned Premium 26 This example represents flat written premium with no changes to XOL reinsurance expense. With flat written premium the difference between net written and earned premium only exists in Year 1 when the earned premium is building to steady state. Once the earned premium reaches steady state the net written and earned are the same. Assumptions: Year 1 Year 2 Year 3 Q1-Q2 Year 3 Q3-Q4 Ceded Quota Share % 10% 10% 10% 10% XOL Annual Expense 8,000 8,000 8,000 8,000 Year 1 Q1 Year 1 Q2 Year 1 Q3 Year 1 Q4 Year 2 Q1 Year 2 Q2 Year 2 Q3 Year 2 Q4 Year 3 Q1 Year 3 Q2 Year 3 Q3 Year 3 Q4 Year 1 Year 2 Year 3 Gross written premium 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000 20,000 20,000 20,000 Ceded written premium QS (500) (500) (500) (500) (500) (500) (500) (500) (500) (500) (500) (500) (2,000) (2,000) (2,000) Ceded written premium XOL (2,000) (2,000) (2,000) (2,000) (2,000) (2,000) (2,000) (2,000) (2,000) (2,000) (2,000) (2,000) (8,000) (8,000) (8,000) Net written premium 2,500 2,500 2,500 2,500 2,500 2,500 2,500 2,500 2,500 2,500 2,500 2,500 10,000 10,000 10,000 Ceded WP / GWP -50% -50% -50% -50% -50% -50% -50% -50% -50% -50% -50% -50% -50% -50% -50% NWP / GWP 50% 50% 50% 50% 50% 50% 50% 50% 50% 50% 50% 50% 50% 50% 50% QoQ Change in Ceded WP/GWP 0% 0% 0% 0% 0% 0% 0% 0% 0% 0% 0% 0% 0% Gross earned premium 625 1,875 3,125 4,375 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000 10,000 20,000 20,000 Ceded earned premium QS (63) (188) (313) (438) (500) (500) (500) (500) (500) (500) (500) (500) (1,000) (2,000) (2,000) Ceded earned premium XOL (2,000) (2,000) (2,000) (2,000) (2,000) (2,000) (2,000) (2,000) (2,000) (2,000) (2,000) (2,000) (8,000) (8,000) (8,000) Net earned premium (1,438) (313) 813 1,938 2,500 2,500 2,500 2,500 2,500 2,500 2,500 2,500 1,000 10,000 10,000 Ceded EP / GEP -330% -117% -74% -56% -50% -50% -50% -50% -50% -50% -50% -50% -90% -50% -50% NEP / GEP -230% -17% 26% 44% 50% 50% 50% 50% 50% 50% 50% 50% 10% 50% 50% QoQ Change in Ceded EP/GEP 213% 43% 18% 6% 0% 0% 0% 0% 0% 0% 0% 40% 0% Diff Ceded EP/GEP & Ceded WP/GWP -280% -67% -24% -6% 0% 0% 0% 0% 0% 0% 0% 0% -40% 0% 0%